                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 20, 2000

                         FRONTIER INSURANCE GROUP, INC.
               (Exact name of registrant as specified in charter)

           DELAWARE                            0-15022                14-1681606
(State or other jurisdiction of       (Commission File Number)       (IRS Employer
        incorporation)                                            Identification No.)

   195 LAKE LOUISE MARIE ROAD                                         12775-8000
       ROCK HILL, NEW YORK                                            (Zip Code)
 (Address of principal executive
            offices)


       Registrant's telephone number, including area code: (914) 796-2100


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


                            Exhibit Index on Page 10




ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     (a) On January 20, 2000, Frontier Insurance Group, Inc. (the "Company") sold all of the outstanding shares of the capital stock of Lyndon Insurance
Group, Inc. ("Lyndon"), its wholly-owned subsidiary, to Protective Life
Insurance Company ("Protective") for $163.5 million, subject to certain post-closing adjustments, pursuant to a Stock Purchase Agreement, dated October
20, 1999, as amended. Lyndon provides credit-related insurance, warranty administration and related products and services.

     Prior to the sale, there were no material relationships between Protective and the Company or its affiliates, directors or officers of any associate of any director or officer of the Company.


     The Stock Purchase Agreement and the First Amendment thereto are filed as Exhibits 2.1 and 2.2, respectively, to this Report.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      Pro Forma Financial Information

                  The following pro forma condensed consolidated financial statements of the Company are filed as part of this report:

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

                  Description of Document                                               Page Number
                  ------------------------                                              -----------
                  Introduction.......................................................        4

                  Pro forma Condensed Consolidated Balance Sheet
                  at September 30, 1999 (Unaudited)..................................        5

                  Pro forma Condensed Consolidated Statement of Operations
                  for the Nine Months Ended September 30, 1999 (Unaudited)...........        6

                  Pro forma Condensed Consolidated Statement of Operations
                  for the Year Ended December 31, 1998 (Unaudited)...................        7

                  Notes to Pro Forma Condensed Consolidated Financial
                  Statements.........................................................        8



         (c)      Exhibits

                  2.1      Stock Purchase Agreement, dated October 20, 1999, by and
                           between Frontier Insurance Group, Inc. and Protective Life
                           Insurance Company.

                           Pursuant to the regulations of the Securities and Exchange Commission, all schedules and exhibits to the foregoing agreement, which are listed in such agreement, have been intentionally omitted from this Report. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and




                           Exchange Commission upon request.

                  2.2      First Amendment to Stock Purchase Agreement, dated January
                           20, 2000, by and between Frontier Insurance Group, Inc. and
                           Protective Life Insurance Company.

                  99.1     Press Release of the Company, dated January 20, 2000.


        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

         The following unaudited pro forma condensed consolidated balance sheet at September 30, 1999 gives effect to the disposition by Frontier Insurance Group, Inc. ("the Company") of Lyndon Insurance Group, Inc. ("Lyndon") as if the disposition had occurred at September 30, 1999 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1999 and for the year ended December 31, 1998 give effect to such disposition as if the disposition had occurred on January 1, 1998. The unaudited pro forma results do not reflect the gain on the sale of Lyndon of approximately $9.8 million. Unaudited pro forma financial information does not purport to be indicative of either the results of future operations or the results of operations that would have occurred had the disposition been consummated on the dates indicated.

         The unaudited pro forma financial statements should be read in conjunction with the Company's historical consolidated financial statements and notes thereto previously filed in the Company's Annual Report on Form 10-K for the year ended December 31, 1998, and the Quarterly Report on Form 10-Q for the nine months ended September 30, 1999.

                 Frontier Insurance Group, Inc. and Subsidiaries
                             Pro Forma Balance Sheet
                               September 30, 1999
                    Unaudited - (dollar amounts in thousands)



                                                     Historical       Lyndon        Pro Forma            Pro Forma
                                                    Consolidated    Adjustment     Adjustments          Consolidated
                                                    ----------------------------------------------------------------
Assets
  Investments:
     Fixed maturity securities, available for sale    $1,258,379     ($250,078)       $80,000(1)          $1,088,301
     Equity securities, available for sale                71,721       (11,358)                               60,363
     Limited investment partnerships                      34,683          (130)                               34,553
     Equity investees                                     18,443          (694)                               17,749
     Real estate and mortgage loans                        8,049             0                                 8,049
     Short-term investments                               87,652       (24,978)                               62,674
                                                    ----------------------------------------------------------------
   Total investments                                   1,478,927      (287,238)        80,000              1,271,689

   Cash                                                   22,828        (3,368)         4,910(1)              24,370
   Premiums and agents' balances receivable              184,548       (18,835)                              165,713
   Reinsurance recoverables on:
     Paid losses and loss adjustment expenses             52,851       (12,567)                               40,284
     Unpaid losses and loss adjustment expenses          465,787       (22,209)                              443,578
   Prepaid reinsurance premiums                          168,975       (69,380)                               99,595
   Accrued investment income                              17,418        (3,578)                               13,840
   Deferred policy acquistion costs                      124,785       (55,757)                               69,028
   Federal income tax recoverable                          1,772         4,738                                 6,510
   Deferred federal income taxes                           7,216             0                                 7,216
   Property, equipment and software                       65,589        (2,138)                               63,451
   Intangible assets                                      61,188       (17,774)                               43,414
   Other assets                                           31,219       (10,186)                               21,033
                                                    ----------------------------------------------------------------
   Total assests                                      $2,683,103     ($498,292)       $84,910             $2,269,721
                                                    ================================================================
Liabilities and Shareholders' Equity
   Liabilities:
    Policy liabilities:
         Unpaid losses                                $  926,485     ($ 43,771)                             $882,714
         Unpaid loss adjustment expenses                 329,349          (416)                              328,933
         Unearned premiums                               626,714      (263,330)                              363,384
                                                    ----------------------------------------------------------------
            Total policy liabilities                   1,882,548      (307,517)                            1,575,031
   Funds withheld under reinsurance contracts            172,443        (1,011)                              171,432
   Bank debt                                             132,300             0        (75,000)(1)             57,300
   Reinsurance balances payable                           79,952        (7,956)                               71,996
   Cash dividend payable to shareholders                   2,434             0                                 2,434
   Other liabilities                                      67,587       (31,668)                               35,919
                                                    ----------------------------------------------------------------
           Total liabilities                           2,337,264      (348,152)       (75,000)             1,914,112
   Guranteed preferred beneficial interest in
     Company's convertible subordinated debentures       167,297             0                               167,297
     Total shareholders' equity                          178,542      (150,140)       159,910(1)             188,312
                                                    ----------------------------------------------------------------
     Total liabilities and shareholders' equity      $ 2,683,103   ($  498,292)      $ 84,910             $2,269,721
                                                    ================================================================

                 Frontier Insurance Group, Inc. and Subsidiaries
                        Pro Forma Statement of Operations
                            For the nine months ended
       September 30, 1999 Unaudited - (dollar amounts in thousands, except per share data)



                                                              Historical     Lyndon    Pro Forma     Pro Forma
                                                             Consolidated  Adjustment Adjustments  Consolidated
                                                             ------------  ---------- -----------  ------------

Revenues
     Premiums earned                                        $ 428,358    $ (56,962)                    $ 371,396
     Net investment income                                     58,059      (11,874)   $   1,499(2)        47,684
     Net realized gains                                         5,415         (691)                        4,724
                                                            ----------------------------------------------------
           Total net investment income                         63,474      (12,565)       1,499           52,408
                                                            ----------------------------------------------------
           Net proceeds from company owned life insurance        --           --           --              --
                                                            ----------------------------------------------------
       Total revenues                                         491,832      (69,527)       1,499          423,804
Expenses
       Losses                                                 249,216      (30,855)        --            218,361
       Loss adjustment expenses                               139,705       (3,552)        --            136,153
       Amortization of policy acquisition costs                96,811      (11,583)        --             85,228
       Underwriting and other expenses                         78,081      (12,681)         926(3)        66,326
       Minority interest in income of subsidiary trust          8,230         --           --              8,230
       Interest expense                                         5,262         --         (5,262)(4)          --
                                                            ---------------------------------------------------
           Total expenses                                     577,305      (58,671)      (4,336)         514,298
                                                            ----------------------------------------------------
       Income (loss) before income taxes                      (85,473)     (10,856)       5,835          (90,494)
Provision for income taxes:
       State                                                      990       (3,045)        --             (2,055)
       Federal                                                 56,590          (47)       2,042           58,585
                                                            ----------------------------------------------------
           Total income tax expense (benefit)                  57,580       (3,092)       2,042           56,530
                                                            ----------------------------------------------------
       Net income (loss)                                    $(143,053)     $(7,764)      $3,793        $(147,024)
                                                            ====================================================
       Fully diluted loss per common share                  $   (4.05)                                 $   (4.16)
                                                            ====================================================
       Fully diluted weighted average shares outstanding       34,743                                     34,743

                 Frontier Insurance Group, Inc. and Subsidiaries
                        Pro Forma Statement of Operations
                      For the year ended December 31, 1998
        Unaudited - (dollar amounts in thousands, except per share data)



                                                         Historical     Lyndon      Pro Forma   Pro Forma
                                                        Consolidated   Adjustment  Adjustments Consolidated
                                                        ------------   ----------  ----------- ------------

Revenues
     Premiums earned                                      $493,054   $(101,221)                  $391,833
     Net investment income                                  73,528     (16,333)   $  8,525(6)      65,720
     Net realized gains                                      3,010        (424)                     2,586
                                                          -----------------------------------------------
              Total net investment income                   76,538     (16,757)      8,525         68,306
              Net proceeds from company owned life
                 insurance                                   4,400        --          --            4,400
                                                          -----------------------------------------------
          Total revenues                                   573,992    (117,978)      8,525        464,539

Expenses
     Losses                                                274,748     (50,762)       --          223,986
     Loss adjustment expenses                              168,105      (5,608)       --          162,497
     Amortization of policy acquisition costs              122,813     (21,091)       --          101,722
     Underwriting and other expenses                        87,270     (14,896)      1,772(3)      74,146
     Minority interest in income of subsidiary trust        10,966        --          --           10,966
     Interest expense                                          965        --          (965)(4)       --
                                                          -----------------------------------------------
         Total expenses                                    664,867     (92,357)        807        573,317
                                                          -----------------------------------------------
     Income (loss) before income taxes                     (90,875)    (25,621)      7,718       (108,778)

Provision for income taxes:
     State                                                     743         (37)       --              706
     Federal                                               (41,576)     (7,846)      2,701(5)     (46,721)
                                                          -----------------------------------------------
         Total income tax expense (benefit)                (40,833)     (7,883)      2,701        (46,015)
                                                          -----------------------------------------------
     Net income (loss)                                     (50,042)    (17,738)      5,017        (62,764)
                                                          ===============================================

     Fully diluted loss per common share                   $ (1.34)                              $  (1.41)
                                                          ===============================================
     Fully diluted weighted average shares outstanding      37,293                                 37,293

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

1.) The total sales price for Lyndon was $163.5 million which, after deducting approximately $3.6 million in related selling costs, resulted in net proceeds to the Company of approximately $159.9 million. Upon receipt of the net proceeds, the Company repaid $75 million of its credit facility and infused $80 million into Frontier Insurance Company, which subsequently purchased fixed maturity securities with such funds.

2.) Net investment income has been increased to reflect the additional funds available for investment as a result of the net proceeds from the sale of Lyndon, assuming repayments during the period of amounts outstanding under the credit facility, and assuming a pre-tax yield of 5.3%.

3.) Underwriting and other expenses have been increased to reflect the reversal of corporate overhead expenses allocated to Lyndon.

4.) Interest expense has been reduced as proceeds from the sale of Lyndon would be available to fund corporate activities. Accordingly, no amounts would have been outstanding under the credit facility during the period.

5.) Federal income taxes have been increased to reflect the net tax effect of the pro forma adjustments.

6.) Net investment income has been increased to reflect the additional funds available for investment as a result of the net proceeds from the sale of Lyndon, assuming repayments during the period of amounts outstanding under the credit facility, and assuming a pre-tax yield of 6.6%.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Frontier Insurance Group, Inc.



                                   By: /s/ Harry W. Rhulen
                                   ------------------------------------------
                                   Harry W. Rhulen
                                   President and Chief Executive Officer

Dated:  February 4, 2000

                                  EXHIBIT INDEX


      Exhibit No.    Description
      -----------    -----------
      2.1           Stock Purchase Agreement, dated October 20, 1999, by and
                    between Frontier Insurance Group, Inc. and Protective Life
                    Insurance Company.

                    Pursuant to the regulations of the Securities and Exchange
                    Commission, all schedules and exhibits to the foregoing agreement, which are listed in such agreement, have been intentionally omitted from this Report. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

      2.2           First Amendment to Stock Purchase Agreement, dated January
                    20, 2000, by and between Frontier Insurance Group, Inc. and
                    Protective Life Insurance Company.

      99.1          Press Release of the Company, dated January 20, 2000.




                                       10




                       STATEMENT OF DIFFERENCES

The section symbol shall be expressed as...................................'SS'













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